UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	 Date of Report (Date of earliest event reported):  May 25, 1999

		     STRUCTURED ASSET SECURITIES CORPORATION
	    Mortgage Pass-Through Certificates, Series 1999-SP1 Trust


New York (governing law of          333-68513-04   PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 1999 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-SP1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Mortgage Pass-Through Certificates, Series 1999-SP1 Trust, relating to the May 25, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		      STRUCTURED ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1999-SP1 Trust

	      By:   The First National Bank of Chicago, as Trustee
	      By:   /s/ Barbara Grosse, Vice President
	      By:   Barbara Grosse, Vice President
	      Date: 6/2/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1999-SP1 Trust, relating to the May 25, 1999 distribution.